UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2023

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

New Benefits Protection Trust Agreement

On November 29, 2023, PotlatchDeltic Corporation (the “Company”) entered into the PotlatchDeltic Corporation Benefits Protection Trust Agreement with U.S. Bank National Association, as trustee (the “Trustee”), effective January 1, 2024 (the “Agreement”). Pursuant to the Agreement, the Company appointed the Trustee as trustee of the PotlatchDeltic Corporation Benefits Protection Trust (the “Trust”). The Agreement replaces the PotlatchDeltic Corporation Benefits Protection Trust Agreement, as amended and restated effective September 1, 2018, between the Company and Delaware Charter Guarantee & Trust Company DBA Principal Trust Company (successor in interest to Wells Fargo Bank, National Association), as trustee.

The Trust is a grantor trust that was established to hold assets contributed by the Company which will be used to pay benefits under certain of the Company's non-qualified deferred compensation plans, programs, policies and contracts, including certain severance and special termination agreements (the “Plans”). The purpose of the Agreement is to support the Company's obligation to pay certain benefits to the Plans’ participants and beneficiaries, including upon a change of control of the Company.

The preceding discussion is qualified in its entirety by reference to the terms of the Benefits Protection Trust, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	PotlatchDeltic Corporation Benefits Protection Trust Agreement, dated November 29, 2023
104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotlatchDeltic Corporation

Date:	December 1, 2023	By:	/s/ Michele L. Tyler
Michele L. Tyler Vice President, General Counsel and Corporate Secretary